Exhibit 10.3

Schedule of other Second Amended and Restated Wholesale Power Contracts which are omitted and the material details in which such documents differ from

Exhibit 10.2

The terms and conditions of the Second Amended and Restated Wholesale Power Contract between A&N Electric Cooperative and Old Dominion Electric Cooperative filed as Exhibit 10.2 in this filing are substantially identical in all material respects except as to the conformative changes related to the name of the parties and the delivery points, and the exclusion of an additional schedule related to owned generation facilities which is only included in the Second Amended and Restated Wholesale Power Contract between A&N Electric Cooperative and Old Dominion Electric Cooperative.

The listing of the other Second Amended and Restated Wholesale Power Contracts which are omitted is as follows:

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and BARC Electric Cooperative, effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Choptank Electric Cooperative, Inc., effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Community Electric Cooperative, effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Delaware Electric Cooperative, Inc., effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Mecklenburg Electric Cooperative, effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Northern Neck Electric Cooperative, effective January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Prince George Electric Cooperative, dated January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Rappahannock Electric Cooperative, dated January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Shenandoah Valley Electric Cooperative, dated January 1, 2009.

Second Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Southside Electric Cooperative, dated January 1, 2009.